UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2015
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA   93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 30, 2015, the Board of Directors of S&W Seed Company, a Nevada corporation (the "Registrant"), upon the recommendation of the Audit Committee of the Board (the "Audit Committee"), approved the dismissal of M&K CPAS PLLC ("M&K") as the Registrant's independent registered public accounting firm.

The reports of M&K on the Registrant's consolidated financial statements for the fiscal years ended June 30, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2013 and 2014 and any subsequent interim period through March 30, 2015, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to make reference thereto in its reports on the consolidated financial statements for such fiscal years. During the fiscal years ended June 30, 2013 and 2014 and any subsequent interim period through March 30, 2015, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided M&K with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that M&K furnish the Registrant with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not M&K agrees with the statements related to them made by the Registrant in this report. A copy of M&K's letter to the SEC dated March 30, 2015 is attached as Exhibit 16.1 to this report.

(b) Engagement of Independent Registered Public Accounting Firm

On March 30, 2015, the Registrant's Board of Directors, upon the recommendation of its Audit Committee, approved the appointment of Crowe Horwath LLP ("Crowe Horwath") as the Registrant's new independent registered public accounting firm, effective immediately. During the fiscal years ended June 30, 2013 and 2014 and any subsequent interim period through March 30, 2015, neither the Registrant, nor anyone on its behalf, consulted Crowe Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Crowe Horwath that Crowe Horwath concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter of M&K CPAS PLLC dated March 30, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: March 30, 2015

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EXHIBIT INDEX

Exhibit	Description

16.1	Letter of M&K CPAS PLLC dated March 30, 2015

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